SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

DRYCLEAN USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231

(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 754-4551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 30, 2007, the Audit Committee of the Board of Directors of the Company dismissed Morrison, Brown, Argiz & Farra, LLP (“Morrison, Brown”) as the Company’s independent registered public accounting firm and retained Berkovits, Lago & Company, LLP (“Berkovits, Lago”) as the Company’s independent registered public accounting firm. Morrison, Brown’s reports on the Company’s financial statements for the years ended June 30, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Morrison, Brown, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Morrison, Brown’s satisfaction, would have caused Morrison, Brown to make reference to the subject matter of the disagreement in connection with its reports. No such disagreement was discussed with the Board of Directors or any committee of the Board of Directors of the Company. Morrison, Brown did not advise the Company of the existence of any matter described in Item 304(a)(1)(iv)(B) of Regulation S-B. The Company has authorized Morrison, Brown to respond fully to the inquiries of Berkovits, Lago. The Company provided Morrison, Brown with a copy of this Report and requested that Morrison, Brown furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. The letter provided by Morrison, Brown is attached hereto as Exhibit 16.

Neither the Company nor anyone on behalf of the Company consulted Berkovits, Lago regarding (a) either the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written or oral advice of Berkovits, Lago was provided with respect to any accounting, auditing, or financial reporting issue or (b) any matter that was either the subject of a disagreement or any event described in Item 304(a)(1)(iv) of Regulation S-B. The Company has also provided Berkovits, Lago with a copy of this Report, requested by Berkovits, Lago to review the disclosures contained in this Report and provided Berkovits, Lago with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views or the respects in which Berkovits, Lago does not agree with the disclosures made in this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

16	Letter dated June 1, 2007 from Morrison, Brown.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 4, 2007	DRYCLEAN USA, Inc. By: /s/ Michael S. Steiner Michael S. Steiner, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No. 16	Description Letter dated June 1, 2007 from Morrison, Brown.